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                                                                    EXHIBIT 32.2

                Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Form 10-Q of Harris Interactive Inc. (the "Company") for the quarter ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank J. Connolly, Jr., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                Signature: /s/ FRANK J. CONNOLLY, JR.
                          ------------------------------------
                          Frank J. Connolly, Jr.
                          Chief Financial Officer and
                            Treasurer




Dated: February 9, 2005















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